Prospectus Supplement

                              Dated July 27, 2005*

                   AXP Stock Fund (Nov. 29, 2004) S-6351-99 Y

The Fund's Board of Directors has approved in principle the merger of the Fund into AXP Quantitative Large Cap Equity Fund, a fund that seeks to provide shareholders with long-term capital growth. Unlike AXP Stock Fund, AXP Quantitative Large Cap Equity Fund has a policy to invest at least 80% of its net assets in equity securities of companies listed on the U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2005, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2006. It is anticipated that the Fund will be closed to new investors in the first quarter of 2006.

For more information about AXP Quantitative Large Cap Equity Fund, please call
(800) 862-7919 for a prospectus.

Effective on Aug. 1, 2005:

The Principal Investment Strategies section for AXP Stock Fund is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in common stocks and securities convertible into common stocks. Under normal market conditions, at least 80% of the Fund's net assets are invested in these securities. In pursuit of its income objective, the Fund will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, the investment manager uses two different approaches to the selection of equity investments.

With respect to approximately 50% of the Fund's portfolio, the investment manager uses a traditional stock selection methodology and chooses investments by:

o Considering opportunities and risks by reviewing overall market conditions and industry outlook.

o Identifying market trends that the investment manager believes will lead to good long-term growth potential.

o  Identifying companies with strong, sustainable earnings growth based on:

   o  effective management, as demonstrated by overall performance,

   o  competitive market position, and

   o  financial strength.

o Focusing on those companies that the investment manager considers to be blue chips. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

o  Identifying investments that contribute to portfolio diversification.

o  Identifying income-producing securities.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

   o The security is overvalued relative to other potential investments.

   o The security has reached the investment manager's price objective.

   o The company has met the investment manager's earnings and/or growth expectations.

   o Political, economic or other events could affect the company's performance.

S-6351-2 A (7/05)

* Valid until next prospectus update.

With respect to approximately 50% of the Fund's portfolio, the investment manager uses proprietary quantitative methods based on sophisticated statistical analysis and chooses investments by:

The universe of stocks from which the investment manager selects the Fund's investments will be those included in the Fund's benchmark, the Standard & Poor's 500 Index (S&P 500 Index). Through extensive analysis of the domestic equity markets, the investment manager has identified characteristics of certain stocks that have historically outperformed their benchmarks. The Fund will hold both growth and value stocks. Characteristics used to select stocks for the Fund include:

o  Superior growth characteristics such as:

   o  strong earnings growth,

   o positive earnings that exceed expectations published by third-party business analysts,

   o  consistency of earnings, and

   o  strong positive price trend.

o Superior value characteristics based on analysis of current stock prices relative to estimates of future prices.

In selecting the stocks from the S&P 500 Index for the Fund's portfolio, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

o Limits on positions relative to the benchmark through overweighting or underweighting.

o  Limits on sector and industry allocations relative to the benchmark.

o  Limits on size of holdings relative to market liquidity.

The rest of this section remains unchanged.

The Investment Manager section for AXP Stock Fund is revised as follows:

INVESTMENT MANAGER

The Fund's assets are invested in Equity Portfolio (the Portfolio), which is managed by AEFC.

Dimitris J. Bertsimas, Senior Portfolio Manager

o  Managed the Portfolio since 2004.

o  Joined AEFC as a portfolio manager in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

o Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

o  MS and Ph.D., MIT.

Gina K. Mourtzinou, Portfolio Manager

o  Managed the Portfolio since 2004.

o  Joined AEFC as a portfolio manager in 2002.

o Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

o Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

o  Ph.D., MIT.

Scott Mullinix, CFA, Associate Portfolio Manager

o  Managed the Portfolio since 2004.

o Rejoined AEFC in 2004, having previously spent time with AEFC as portfolio manager, 2001 to 2002 and as an associate portfolio manager, 1999 to 2001.

o Analyst, Deephaven Capital LLC, a domestic-based hedge fund firm, May 2002 to May 2004.

o  Began investment career in 1989.

o  MBA, University of Minnesota.

Mr. Mullinix provides direct day-to-day management of the portion of the Fund based on traditional stock selection methodology, and Mr. Bertsimas and Ms. Mourtzinou provide direct day-to-day management of the portion of the Fund based on proprietary quantitative methods.

The rest of this section remains unchanged.